UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 15, 2009
Shopoff Properties Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

333-139042	20-5882165

(Commission File Number)	(IRS Employer Identification No.)

8951 Research Drive, Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)
(877) 874-7348

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE

EXPLANATORY NOTE
      Shopoff Properties Trust, Inc. hereby amends Item 9.01(a) and (b) of its Current Report on Form 8-K filed on January 15, 2009, as set forth below. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of Item 9.01(a) and (b), as amended.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The real property securing the Notes constitutes vacant land with no present operations or operating history. Accordingly, no financial statements are being filed.
(b) Pro forma financial information.
The real property securing the Notes constitutes vacant land with no present operations or operating history. Accordingly, no pro forma financial statements are being filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.

Date: March 23, 2009

	By:	/s/ William A. Shopoff William A. Shopoff
President, Chief Executive Officer and Chairman of the Board of Directors